LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 4, 2009 TO THE

PROSPECTUS DATED SEPTEMBER 12, 2008 OF

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

The following text replaces the section of the Prospectus entitled “Management: Portfolio managers”:

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech and Walsh have been portfolio managers of the fund since March 2006, and Ms. Mack and Mr. Buchanan have been portfolio managers of the team since May 2007. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh and Ms. Mack have been employed as portfolio managers for Western Asset for more than five years. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital Management in 2003.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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